Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of the 18th day of May 2026, by and among Chilean Cobalt Corp., a Nevada corporation (the “Company”), [counter-party investor], [counter-party nationality, if an entity] [type of entity] having an office at [counter-party address, city, state, zip code] (“Buyer”, and together with the Company, each a “Party” and collectively the “Parties”).

RECITALS

WHEREAS, the Company desires to issue and sell to the Buyer, and the Buyer desires to purchase from the Company, upon the terms and conditions stated in this Agreement, shares of the Company’s Common Stock, as defined below, as more fully described in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the Parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I
RECITALS, SCHEDULES

The foregoing recitals are true and correct and, together with the Exhibits and Schedules referred to hereafter, are incorporated into this Agreement by this reference.

ARTICLE II
DEFINITIONS

For purposes of this Agreement, except as otherwise expressly provided or otherwise defined elsewhere in this Agreement, or unless the context otherwise requires, the capitalized terms in this Agreement shall have the meanings assigned to them in this Article as follows:

2.1 “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

2.2 “Agreement” shall have the meaning ascribed to such term in the Preamble.

2.3 “Assets” means all of the properties and assets of the Company and its Subsidiaries (as defined below), whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

2.4 “Business Day” means any day, other than a Saturday, a Sunday or a day on which banks are authorized or required by Law to be closed in New York, New York or Switzerland.

2.5 “Buyer” shall have the meaning ascribed to such term in the Preamble.

2.6 “Buyer Group” shall have the meaning ascribed to such term in the Section 7.5.

2.7 “Claims” means any proceedings, judgments, obligations, known threats, losses, damages, deficiencies, settlements, assessments, charges, costs and expenses of any nature or kind.

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2.8 “Common Stock” means the Company’s common stock, $0.0001 par value per share.

2.9 “Company” shall have the meaning ascribed to such term in the Preamble.

2.10 “Contract” means any written contract, agreement, order or commitment of any nature whatsoever, including, any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, shareholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

2.11 “DPA” means Section 721 of the Defense Production Act of 1950 (50 U.S.C. § 4565), as amended, and all rules and regulations thereunder (including, without limitation, those codified at 31 C.F.R. Part 800), as each may be amended from time to time, and any successor statutes or regulations.

2.12 “Encumbrance” means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, restriction, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.14 “Existing Buyer Business” shall have the meaning ascribed to such term in the Section 7.5.

2.15 “GAAP” means generally accepted accounting principles, methods and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the SEC or of such other Person as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue, and as applied in the U.S. to U.S. companies.

2.16 “Governmental Authority” means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

2.17 “Judgment” means any final order, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

2.18 “Knowledge of the Company” or “Company’s Knowledge” or any other similar knowledge qualification, means the actual knowledge of any officer of the Company, after reasonable inquiry.

2.19 “Law” means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority applicable to the Company.

2.20 “Material Adverse Change” means any change, event or occurrence that, individually or in the aggregate with any other changes, events or circumstances, has had or would reasonably be expected to have (a) a material adverse effect on the business, financial condition, assets or results of operations of the Company or its subsidiaries, taken as a whole, or (b) a material adverse effect on the Company’s ability to perform its obligations hereunder or consummate the transactions contemplated hereby.

2.21 “Obligation” means any debt, liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or obligations under executory Contracts.

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2.22 “Party” shall have the meaning ascribed to such term in the Preamble.

2.23 “Person” means any individual, sole proprietorship, joint venture, limited or general partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

2.24 “Principal Trading Market” means the OTCQB Tier of OTC Markets.

2.25 “Proceeding” means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

2.26 “Purchase Price” means $1.60 per Share.

2.27 “SEC” means the United States Securities and Exchange Commission.

2.28 “SEC Documents” means all reports, schedules, forms, statements and other documents filed under the Securities Act and the Exchange Act by the Company with the SEC from the filing of its initial registration statement to the date hereof, or amended after the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein.

2.29 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.30 “Share” or “Shares” means that number of shares of Common Stock set forth below Buyer’s signatures on the signature page to this Agreement and issuable to the Buyer pursuant to this Agreement.

2.31 “Tax” means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, accumulated earnings, personal holding company, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, rent, or any other fee or charge of any nature whatsoever, or (iii) any deficiency, interest or penalty imposed with respect to any of the foregoing.

2.32 “Transfer Agent” means VStock Transfer LLC.

ARTICLE III
INTERPRETATION

3.1 In this Agreement, unless the express context otherwise requires: (a) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (b) references to the words “Article” or “Section” refer to the respective Articles and Sections of this Agreement, and references to “Exhibit” or “Schedule” refer to the Exhibits or Schedules annexed hereto; (c) references to a “party” mean a party to this Agreement and include references to such party’s permitted successors and permitted assigns; (d) references to a “third party” mean a Person not a party to this Agreement; (e) the terms “dollars” and “$” means U.S. dollars; (f) wherever the word “include,” “includes,” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.”

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ARTICLE IV
PURCHASE AND SALE

4.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, at the Closing, the Buyer will purchase from the Company, and the Company will issue and sell to the Buyer, the number of Shares equal to the aggregate purchase price set forth below the Buyer’s signature on the signature page to this Agreement (the “Aggregate Purchase Price”), divided by the Purchase Price.

4.2 Closing. The purchase, sale, and issuance of the Shares (the “Closing”) shall take place at the offices of Weil, Gotshal & Manges LLP, 767 5th Avenue, New York, New York 10153, such other location as the Parties shall mutually agree, or remotely by electronic exchange of documents, on the date that is at least two (2) Business Days but no later than ten (10) Business Days following the satisfaction or waiver of the conditions provided in Articles VIII and IX of this Agreement (other than conditions that, by their terms, are intended to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) unless a different date or time is mutually agreed upon in writing by the Company and the Buyer (the “Closing Date”).

4.3 Form of Payment; Delivery.

(a) On or prior to the Closing, Buyer will pay the Aggregate Purchase Price by wire into the bank account (the “Account”) pursuant to the instructions set forth in the Schedules to this Agreement. The Buyer consents to payment of the Aggregate Purchase Price in United States dollars. At the Closing, the Shares shall be issued to the Buyer per the terms of this Agreement, subject to receipt of the Aggregate Purchase Price.

(b) At the Closing, the Company shall: (i) record the Buyer in the stock ledger of the Company as the owner of the Shares (which the Parties acknowledge will not be certificated); and (ii) deliver to the Buyer a copy of the updated stock ledger of the Company, which records the Buyer as the owner of the Shares.

(c) At the Closing, the Company shall, and shall cause its Transfer Agent to, establish an account for Buyer (the “Stock Account”) in Transfer Agent’s electronic platform reflecting Buyer’s ownership of the Shares as of the Closing. The Company shall cause the Transfer Agent to deliver electronic evidence of Buyer’s ownership of the Shares whether by delivery of DRS statement or in an alternative format reasonably acceptable to Buyer, as promptly as possible following the Closing.

ARTICLE V
BUYER’S REPRESENTATIONS AND WARRANTIES

The Buyer represents and warrants to the Company that the statements contained in this Article V are true and correct with respect to such Buyer as of the date hereof:

5.1 Investment Purpose. The Buyer is acquiring the Shares for its own account for investment only and not with a present view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Shares at any time in accordance with or pursuant to an effective registration statement covering such Shares or an available exemption under the Securities Act. The Buyer acknowledges that a legend will be placed on the certificates representing the Shares in substantially the following form:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER.

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5.2 Investor Status. The Buyer represents and warrants to Seller that it satisfies one of the following investor categories:

(a) (i) The Buyer is not a U.S. person as that term is defined under Rule 903 of Regulation S (“Regulation S”); (ii) at the time the purchase was originated, such Buyer was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement; (iii) such Buyer is purchasing the Shares for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States; or

(b) The Buyer is an “accredited investor,” as that term is defined in Regulation D.

The Buyer has reviewed the definitions of “U.S. person” and “accredited investor” contained on Exhibit A hereto and hereby represents and warrants that such Buyer understands such definitions.

5.3 Reliance on Exemptions; Opinion. The Buyer understands that (a) the offering of the Shares have not and will not be registered under the Securities Act, (b) the Shares will be “restricted securities” (as that term is defined under Rule 144(a)(3) of the Securities Act and such Shares may not be resold unless they are registered under the Securities Act or an exemption from registration is available), (c) the Shares are being offered and sold to such Buyer in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws, and (d) the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Shares.

5.4 Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and other information such Buyer deemed material to making an informed investment decision regarding its purchase of the Shares which have been requested by such Buyer. The Buyer acknowledges such Buyer has reviewed the SEC Documents, which are available on the SEC’s website (www.sec.gov) at no charge to such Buyer. The Buyer acknowledges that such Buyer may retrieve all SEC Documents from such website and the Buyer’s access to such SEC Documents through such website shall constitute delivery of the SEC Documents to such Buyer. The Buyer and such Buyer’s advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. The Buyer understands that such Buyer’s investment in the Shares involves a high degree of risk. The Buyer is financially sophisticated sufficiently to evaluate the merits and risks of this investment. The Buyer has sought such accounting, legal, and tax advice as such Buyer has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Without limiting the foregoing, the Buyer has carefully considered the potential risks relating to the Company and a purchase of the Shares, including those risks described in the SEC Documents, and the Buyer fully understands that the Shares are a speculative investment that involves a high degree of risk of loss of such Buyer’s entire investment.

5.5 No Governmental Review. The Buyer understands that no United States federal or state Governmental Authority has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such Governmental Authorities passed upon or endorsed the merits of the offering of the Shares.

5.6 Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of such Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar Laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

5.7 General Solicitation. The Buyer is not purchasing the Shares as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Buyer represents that it has a relationship with the Company preceding the offering of the Shares.

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5.8 Organization and Authority of Buyer. The Buyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation. The Buyer has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Buyer of this Agreement, the performance by such Buyer of its obligations hereunder, and the consummation by such Buyer of the transactions contemplated hereby have been duly authorized by all requisite action on the part of such Buyer.

5.9 No Conflicts; Consents. The execution, delivery and performance by the Buyer of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the certificate of formation, limited liability company agreement, or other governing documents of such Buyer; (b) violate or conflict with any provision of any Law or Governmental Authority applicable to such Buyer; (c) require the consent, notice or other action by any Person under, violate or conflict with, or result in the acceleration of any agreement to which such Buyer is a party; or (d) require any consent, permit, filing or notice from, with or to any Governmental Authority; except, in the cases of clauses (b) and (c), where the violation, conflict, acceleration or failure to obtain consent or give notice would not have a material adverse effect on such Buyer’s ability to consummate the transactions contemplated hereby and, in the case of clause (d), where such consent, permit, Governmental Authority’s order, filing or notice which, in the aggregate, would not have a material adverse effect on such Buyer’s ability to consummate the transactions contemplated hereby.

5.10 Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Buyer has not, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer, directly or indirectly, executed any purchases or sales, including short sales, of the securities of the Company during the period commencing as of the time that such Buyer first received a term sheet (written or oral) from the Company, or any other Person representing the Company, setting forth the material terms, which terms include definitive pricing terms, of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to the Buyer’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Buyer has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares order to effect short sales or similar transactions in the future.

5.11 Independent Advice. The Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Shares constitutes legal, tax or investment advice.

5.12 Legal Proceedings. There are no proceedings pending or, to the Buyer’s knowledge, threatened against or by such Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth and disclosed in the corresponding sections of the Company’s disclosure schedules (“Schedules”) attached to this Agreement and made a part hereof or the SEC Documents, the Company and each of its significant subsidiaries (as set forth in the SEC Documents) (“Subsidiaries”) each hereby makes the following representations and warranties to the Buyer. The Schedules shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Article VI and certain other sections of this Agreement, and the disclosures in any section or subsection of the Schedules shall qualify other sections and subsections in this Article VI only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

6.1 Organization. The Company is a corporation duly organized, validly existing as a domestic Company and in good standing under the laws of the State of Nevada, has the requisite power and authority to carry on its business as now conducted and described in the SEC Documents and is qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct or nature of its business requires such qualification.

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6.2 Subsidiaries. All direct and indirect Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Change on the assets, business or operations of the Company taken as a whole. The Company or a Subsidiary holds all of the equity interests of each of the Subsidiaries free and clear of any charge, claim, mortgage, lien, option, pledge, security interest or other restriction of any kind. The Company does not own or control, directly or indirectly, any corporation, association or entity other than those listed in the SEC Documents.

6.3 Capitalization. The Company has an authorized, issued and outstanding capitalization as of the date of this Agreement as set forth in the Schedules to this Agreement and such authorized capital stock conforms in all material respects to the description thereof set forth in the SEC Documents. The description of the securities of the Company in the SEC Documents is complete and accurate in all material respects. Except as set forth in the SEC Documents, there are no (i) stock options, warrants, or other rights to purchase or otherwise acquire (including conversion or preemptive rights, rights of first refusal, rights of first purchase, purchase options, call options or subscription rights) any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities, (ii) restrictions on the transfer of share capital of the Company other than pursuant to federal or state securities laws or as set forth in this Agreement or (iii) obligations (contingent or otherwise) on the part of the Company to repurchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof.

6.4 Valid Issuance of Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and nonassessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the SEC Documents. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

6.5 Authorization; Enforceability. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar Laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

6.6 No Conflicts. The execution, delivery and performance by the Company of this Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (a) result in a material breach of or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company or any of its Subsidiaries is a party; (b) result in any violation of the provisions of the Company’s amended and restated Articles of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or other governing documents of the Company and its Subsidiaries; or (c) assuming that all consents, approvals and authorizations contemplated by Section 6.8 have been obtained and all filings described in such clause has been made, violate any existing applicable law, rule, regulation, judgment, order or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations) of any Governmental Authority.

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6.7 Issuance of Shares. (a) The Shares have been duly authorized for issuance and sale and, when issued, sold and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable; (b) the holders thereof are not and will not be subject to personal liability by reason of being such holders; (c) the Shares are not and will not be subject to any liens, encumbrances or restrictions on transfer, including preemptive rights or rights of first refusal of any holders of any security of the Company or similar contractual rights granted by the Company, other than as arising pursuant to this Agreement, as a result of any action by the Buyer or under federal or state security Laws; and (d) all corporate action required to be taken for the authorization, issuance and sale of the Shares has been duly and validly taken. Assuming the accuracy of the representations and warranties of the Buyer set forth in Article V, the offer and sale by the Company of the Shares is exempt from: (i) the registration and prospectus delivery requirements of the Securities Act; and (ii) the registration and/or qualification provisions of all applicable securities Laws.

6.8 Consents. No consent, approval, authorization or order of, and no filing with, any Governmental Authority is required for the valid issuance, sale and delivery of the Shares in accordance with the terms hereof and the consummation of the transactions and agreements contemplated by this Agreement, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or in connection with the sale of the Shares.

6.9 Independent Registered Public Accounting Firm. To the Knowledge of the Company, Fruci & Associates II, PLLC (the “Auditor”), whose report is filed with the Commission as part of the SEC Documents, is a registered independent public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board (the “PCAOB”) and is actively registered with the PCAOB as of the date hereof.

6.10 Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the SEC Documents are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

6.11 No Violation or Default. No default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Charter, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Authority, except, in the case of any such violation or default that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

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6.12 Compliance with Laws. Each of the Company and its Subsidiaries: (a) is and at all times has been in material compliance with all statutes, rules, or regulations applicable to Company’s business, including, without limitation, anti-bribery and corruption, anti-money laundering, sanctions and fraud (“Applicable Laws”); (b) has implemented and maintained ethics and compliance policies and procedures which are reasonably designed to ensure compliance with Applicable Laws in light of the Company’s size and resources; (c) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (d) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (e) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any business operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (f) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such governmental authority is considering such action; and (g) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission), in each case to the extent of a Material Adverse Change.

6.13 No Material Adverse Change. Since December 31, 2024 through the date of this Agreement, (a) there has not occurred any Material Adverse Change; (b) the Company and each of its Subsidiaries has conducted its business operations in the ordinary course of business consistent with past practice; (c) there have been no material transactions entered into by the Company or any of its Subsidiaries (whether or not in the ordinary course of business) that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, other than as contemplated pursuant to this Agreement; and (d) no officer or director of the Company has resigned from any position with the Company.

6.14 Financial Statements. The financial statements included in the SEC Documents, including the notes thereto and supporting schedules included in the SEC Documents (the “Financial Statements”), fairly present the financial position and the results of operations of the Company in all material respects at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with GAAP, consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP), and the supporting schedules included in the SEC Documents present fairly the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the SEC Documents under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the SEC Documents have been properly compiled and prepared in all material respects in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the SEC Documents discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the SEC Documents, (a) neither the Company nor any of its direct and indirect Subsidiaries (including, for this purpose, any variable interest entities), including each entity disclosed or described in the SEC Documents as being a Subsidiary, has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its shares of Common Stock or any other equity securities, (c) there has not been any change in the shares of Common Stock of the Company or any of its Subsidiaries, or, other than in the course of business, any grants under any stock compensation plan, and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

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6.15 No Litigation. There is no Claim pending or, to the Knowledge of the Company, threatened against, or involving the Company or any executive officer or director, or which the Company intends to initiate, other than as set forth in the SEC Documents.

6.16 Consents and Permits. The Company and each of its Subsidiaries has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the SEC Documents (collectively, “Permits”), except for such Permits the failure of which to possess or obtain would not reasonably be expected to result in a Material Adverse Change.

6.17 Intellectual Property Rights. The Company and each of its Subsidiaries own or possesses or have valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the SEC Documents. To the Knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the SEC Documents will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (a) there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (b) there is no pending or, to the Knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 6.17, reasonably be expected to result in a Material Adverse Change; (c) the Intellectual Property Rights owned by the Company and the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 6.17, reasonably be expected to result in a Material Adverse Change; (d) there is no pending or, to the Knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 6.17, reasonably be expected to result in a Material Adverse Change; and (e) to the Knowledge of the Company, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. All material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the SEC Documents and are not described therein. The SEC Documents contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

6.18 Certain Market Activities. The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

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6.19 Taxes. To the Knowledge of the Company, each of the Company and its Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and in all material respects has paid all taxes imposed on or assessed against the Company or such respective Subsidiary. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the SEC Documents are sufficient in all material respects for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Buyer, (a) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (b) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

6.20 Valid Title. (a) The Company and each of its Subsidiaries has legal and valid fee simple title to or rights to purchase, or valid leasehold interests in, or easements or other limited property interests in, all properties and assets necessary in the ordinary course of business, free and clear of all liens, charges, encumbrances, equities, claims, options and restrictions; (b) each lease agreement to which the Company and each of its Subsidiaries is a party is duly executed and legally binding; (c) its leasehold interests are set forth in and governed by the terms of any lease agreements, and, to the Company’s Knowledge such agreements are valid, binding and enforceable in accordance with their respective terms under applicable state or federal law; and (d) neither the Company nor any of its Subsidiaries operates, manages or has any other right or interest in any other material real property of any kind, except as described in the SEC Documents.

6.21 Accounting Controls. The Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) to the extent required by the Exchange Act that have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance (a) that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (b) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Documents, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (x) all significant deficiencies and material weaknesses in the design or operation of its internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

6.22 Sarbanes-Oxley Compliance.

(a) Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

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(b) Compliance. The Company has been, and on the Closing Date, will be, in compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

6.23 No Labor Disputes. There are no strikes, lockouts, labor disputes with employees of the Company or any of its Subsidiaries or slowdowns against the Company or any of its Subsidiaries pending, or to the Knowledge of the Company, threatened, which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Change.

6.24 Investment Company Act. The Company is not and, will not be, either after receipt of payment for the Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in this Agreement, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

6.25 Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds from the issuance, sale and delivery of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board

6.26 Insurance. The Company carries or is entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks which the Company believes are adequate in view of balancing of the costs of insurance, the risks of loss and its benefits to the Company, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (a) to renew its existing insurance coverage as and when such policies expire or (b) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

6.27 Foreign Corrupt Practices Act. None of the Company and its Subsidiaries or any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, has, directly or indirectly, (a) given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company; (b) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or, to the Company’s Knowledge, any applicable non-U.S. anti-bribery statute or regulation; or (c) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, “foreign official” (as defined in the FCPA) or employee. The Company and its Subsidiaries have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

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6.28 Compliance with OFAC. None of the Company and its Subsidiaries or, to the Knowledge of the Company, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, Switzerland or other relevant sanctions authority or based, organized or resident in a country or territory that is the subject of comprehensive (i.e., country-wide or territory-wide) Sanctions (including, Crimea, Cuba, Donetsk, Iran, Luhansk, North Korea and Syria) (a “Sanctioned Country”) (collectively, a “Sanctioned Person”) and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any Sanctioned Person.

6.29 Related-Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the SEC Documents that have not been described as required under Regulation S-K.

6.30 SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such materials) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6.31 Employment Matters.

(a) The Company is not a party to, or bound by, any collective bargaining or other agreement with a labor organization representing any of its employees. Since December 31, 2022, there has not been, nor, to the Company’s Knowledge, has there been any threat of, any strike, slowdown, work stoppage, picketing or other similar labor disruption or dispute affecting the Company.

(b) The Company is in material compliance with all applicable Laws pertaining to employment and employment practices to the extent they relate to employees of the Company. There are no actions against the Company pending, or to the Company’s Knowledge, threatened to be brought or filed, by or with any Governmental Authority or arbitral tribunal in connection with the employment or termination of employment of any current or former employee of the Company, including, without limitation, any action relating to unfair labor practices, employment discrimination, harassment, retaliation, leave, accommodation, minimum wages, overtime compensation, hazardous work conditions, equal pay or any other hiring, employment or employment termination related matter arising under applicable Laws.

(c) The representations and warranties set forth in this Section 6.31 are the Company’s sole and exclusive representations and warranties regarding employment matters.

6.32 Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any subsidiary.

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6.33 Disclosure. Except with respect to the material terms and conditions of the transactions contemplated under this Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Company’s public filings. The Company understands and confirms that the Buyer will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Buyer regarding the Company and its subsidiaries, their respective businesses and the transactions contemplated hereby, including the Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve (12) months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and believes, to its best knowledge, that the Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article V hereof.

6.34 No Integrated Offering. Assuming the accuracy of Buyer’s representations and warranties set forth in Article V, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (a) the Securities Act that would require the registration of the Shares under the Securities Act, or (b) any applicable shareholder approval provisions of any trading market on which any of the securities of the Company are listed or designated.

6.35 Solvency. Based on the consolidated financial condition of the Company, as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Shares hereunder, (a) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (b) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (c) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). To the Company’s Knowledge, there are no facts or circumstances which lead the Company to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

6.36 Committee on Foreign Investment in the United States (CFIUS). The Company does not engage in the production, design, testing, manufacture, fabrication, or development of one or more “critical technologies” within the meaning of the DPA.

6.37 Money Laundering. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any subsidiary, threatened.

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ARTICLE VII
COVENANTS

7.1 Efforts. Each Party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Article VIII and Article IX of this Agreement.

7.2 Affirmative Covenants. Until the earlier of one (1) year from the date hereof or when the Shares are no longer registered in the name of the Buyer on the books and records of the Company, the Company shall: (i) file in a timely manner all reports required to be filed by the Company under the Securities Act, the Exchange Act (including reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) or any securities Laws and regulations thereof applicable to the Company of any state of the United States, or by the rules and regulations of the Principal Trading Market, and, if not otherwise publicly available, to provide a copy thereof to the Buyer upon request; (ii) if required by the rules and regulations of the Principal Trading Market, promptly secure the listing of any of the Shares upon the Principal Trading Market (subject to official notice of issuance) and, take all action under its control to maintain the continued listing, quotation and trading of its Common Stock on the Principal Trading Market, and the Company shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market, FINRA, and such other Governmental Authorities, as applicable.

7.3 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares for working capital, and general corporate purposes and the payment of the fees and expenses of this offering.

7.4 Public Disclosure of Buyer. The Company shall not publicly disclose the name of the Buyer, or include the name of the Buyer in any filing with the SEC or any regulatory agency or Principal Trading Market, without the prior written consent of such Buyer except: (a) as required by federal securities law or (b) to the extent such disclosure is required by Law or Principal Trading Market regulations, in which case the Company shall provide Buyer with prior written notice of such disclosure permitted under this clause (b).

7.5 Right to Conduct Activities. The Company hereby agrees and acknowledges that the Buyer is a public company with numerous business lines (the “Existing Buyer Business”) and an active investment and acquisition program. The Company hereby agrees that none of the Buyer or any of its Affiliates (together, the “Buyer Group”) shall be liable to the Company or any of its Affiliates for any claim arising out of, or based upon, (a) the investment by the Buyer Group in any entity competitive with the Company, (b) actions taken by any partner, officer or other representative of the Buyer Group to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company, or (c) with respect to the Buyer Group, the Buyer Group engaging in Existing Buyer Business; provided, however, that the foregoing shall not limit any of the Buyer’s or any of its Affiliates’ obligations under this Agreement or otherwise relieve the Buyer or any Affiliate of the Buyer from liability associated with the breach by the Buyer of any representation, warranty, covenant, agreement or obligation set forth in this Agreement.

7.6 Transfer or Resale. For as long as the Buyer or any of its Affiliates beneficially owns any Shares, the Company shall use reasonable best efforts to take such further necessary action as the Buyer may reasonably request in connection with the removal of any restrictive legend on the Shares being sold, all to the extent required from time to time to enable the Buyer to sell the Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

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ARTICLE VIII
CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and sell the Shares to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

8.1 The Buyer shall have executed this Agreement, and delivered it to the Company.

8.2 The Buyer shall have executed the Investor Status Representation attached as Exhibit A to this Agreement.

8.3 The Buyer shall have paid the Aggregate Purchase Price to the Company in accordance with the terms and conditions set forth in Section 4.3.

8.4 (a) The representations and warranties made by the Buyer in Article V of this Agreement shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case such representations and warranties will be true and correct as of such other date), except in each case where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Buyer’s ability to perform its obligations hereunder or consummate the transactions contemplated hereby and (b) the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the applicable Closing Date.

8.5 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

8.6 Since the date of execution of this Agreement, no event or series of events shall have occurred that resulted in a Material Adverse Change.

8.7 Trading in the Common Stock shall not have been suspended by the SEC or any Principal Trading Market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement.

ARTICLE IX
CONDITIONS PRECEDENT TO A BUYER’S OBLIGATIONS TO PURCHASE

The obligation of the Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (in addition to any other conditions precedent elsewhere in this Agreement), provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

9.1 The Company shall have executed and delivered this Agreement to the Buyer.

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9.2 (a) The representations and warranties made by the Company and each of the Subsidiaries in Article VI of this Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article IV, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case such representations and warranties will be true and correct as of such other date), and (b) the Company and each of the Subsidiaries shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company and the Subsidiaries at or prior to the Closing Date.

9.3 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

9.4 No event shall have occurred which could reasonably be expected to result in a Material Adverse Change.

ARTICLE X
TERMINATION

10.1 Termination. This Agreement may be terminated prior to Closing by: (a) written agreement of the Buyer and the Company, (b) either Party, upon written notice to the other, if Closing does not occur before three (3) months from the date of this Agreement (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure to consummate the transactions contemplated hereby prior to or on the Termination Date; (c) either Party, upon written notice to the other, so long as the Party terminating this Agreement is not then in breach of its representations, warranties, covenants or agreements under this Agreement such that any of the conditions set forth in Section 8.4 or Section 9.2, as applicable, could not be satisfied prior to or on the Termination Date, (i) upon a breach of any covenant or agreement on the part of such Party set forth in this Agreement or (ii) if any representation or warranty of such Party shall have been or become untrue, in each case such that any of the conditions set forth in Section 8.4 or Section 9.2, as applicable, could not be satisfied prior to or on the Termination Date.

10.2 Consequences of Termination. In the event of the termination of this Agreement pursuant to Section 10.1, this Agreement (except for this Section 10.2 and Article XII, and any definitions set forth in this Agreement and used in this Section 10.2 and Article XII) shall forthwith become void and have no effect, without any liability on the part of either Party; provided, however, that nothing contained in this Section 10.2 shall relieve either Party from liability for fraud or any intentional or willful breach of this Agreement.

ARTICLE XI
INDEMNIFICATION

11.1 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares for two (2) years, and no claim for indemnification may be made after such time. All covenants, agreements and obligations in this Agreement will survive pursuant to the terms thereof; provided, however, that, nothing herein shall prevent a Party from making any claim hereunder, or relieve any other Party from any liability hereunder, after such time for any breach thereof.

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11.2 Indemnification by the Company. Subject to the other terms and conditions of this Article XI, from and after the Closing, the Company will indemnify and hold the Buyer and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Buyer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Buyer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Buyer Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action to the extent such action is based on the Company’s acts, omissions, disclosures or failures to disclose instituted against a Buyer Party, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Buyer Party, with respect to any of the transactions contemplated in this Agreement (unless such action is based upon a material breach of such Buyer Party’s representations, warranties or covenants in this Agreement or any agreements or understandings such Buyer Party may have with any such shareholder or any violations by such Buyer Party of state or federal securities laws or any conduct by such Buyer Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Buyer Party in respect of which indemnity may be sought pursuant to this Agreement, such Buyer Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Buyer Party. Any Buyer Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, and the reasonable and documented fees and expenses of such counsel shall be borne by the Company if (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Buyer Party. The Company will not be liable to any Buyer Party under this Agreement (x) for any settlement by a Buyer Party effected without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent, but only to the extent that a loss, claim, damage or liability is finally judicially determined to be attributable to any Buyer Party’s breach of any of the representations, warranties, covenants or agreements made by such Buyer Party in this Agreement. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Buyer Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

11.3 Indemnification by Buyer. Subject to the other terms and conditions of this Article XI, from and after the Closing, the Buyer shall indemnify the Company against, and shall hold the Company harmless from and against, any and all Losses incurred or sustained by, or imposed upon, the Company based upon, arising out of or with respect to:

(a) any inaccuracy in or breach of any of the representations or warranties of such Buyer contained in this Agreement; or

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by such Buyer pursuant to this Agreement.

11.4 Certain Limitations. The indemnification provided for in Sections 11.2 and 11.3 shall be subject to the following limitations:

(a) The aggregate amount of all Losses for which a party shall be liable pursuant to this Article XI shall not exceed the proceeds actually received under this Agreement.

(b) In no event shall any Party be liable to any other Party for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type of multiple.

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(c) Payments by a party pursuant to this Article XI in respect of any Loss shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received or reasonably expected to be received by the indemnified Party in respect of any such claim. The indemnified Party shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses prior to seeking indemnification under this Agreement.

(d) The Company shall not be liable under this Article XI for any Losses based upon or arising out of any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement if the Buyer had actual knowledge of such inaccuracy or breach prior to the Closing.

(e) Each indemnified Party shall take all reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Loss.

ARTICLE XII
MISCELLANEOUS

12.1 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Chilean Cobalt Corp. 1199 Lancaster Ave, Suite 107 Berwyn, Pennsylvania 19312 Attention: [Company contact name] [Company contact email address]

With a copy to:	[Company email address for copy] [Company email address for copy]

If to the Buyer:	To the Buyer based on the information set forth on the signature page to this Agreement attached hereto unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (a) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) Business Days after deposit of same in a regularly maintained U.S. Mail receptacle; or (b) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) Business Day after deposit of same in a regularly maintained receptacle of such overnight courier; or (c) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York time, on a Business Day. Any notice hand delivered after 5:00 p.m., New York time, shall be deemed delivered on the following Business Day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

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12.2 Entire Agreement. This Agreement, including the Exhibits and Schedules attached hereto and the documents delivered pursuant hereto, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as contained herein; provided, however, except as explicitly stated herein, nothing contained in this Agreement shall (or shall be deemed to) (a) have any effect on any agreements the Buyer has entered into with, or any instruments the Buyer has received from, the Company prior to the date hereof with respect to any prior investment made by any Buyer in the Company or (b) waive, alter, modify or amend in any respect any obligations of the Company, or any rights of or benefits to the Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and the Buyer, or any instruments the Buyer received from the Company prior to the date hereof, and all such agreements and instruments shall continue in full force and effect.

12.3 Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Company without the prior written consent of the Buyer. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto.

12.4 Waivers. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.

12.5 Binding Effect. This Agreement shall be binding upon the Parties hereto, their respective successors and permitted assigns.

12.6 Amendment. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer.

12.7 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

12.8 Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. A digital reproduction, portable document format (“.pdf”) or other reproduction of this Agreement may be executed by one or more Parties hereto and delivered by such party by electronic signature (including signature via DocuSign or similar services), electronic mail or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes.

12.9 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

12.10 Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or Proceeding is brought in an inconvenient forum or that the venue of such suit, action or Proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Buyer, to realize on any collateral or any other security for such obligations, or to enforce a Judgment or other court ruling in favor of the Buyer.

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12.11 Further Assurances. The Parties hereto will execute and deliver such further instruments and do all such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby.

12.12 Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

12.13 Severability. If any one of the provisions contained in this Agreement, for any reason, shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, (a) such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and (b) all other provisions of this Agreement shall remain in full force and effect and be construed as if the invalid, illegal or unenforceable provision had never been contained herein.

12.14 No Third Party Beneficiaries. Other than as set forth herein, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

12.15 WAIVER OF JURY TRIAL. EACH OF THE BUYER AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BUYER AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BUYER TO PURCHASE THE SHARES.

12.16 Expenses. Other than as set forth herein, each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

12.17 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year set forth above.

CHILEAN COBALT CORP., a Nevada corporation

By:
Duncan T. Blount
Chief Executive Officer and Chairman

[counter-party investor name]
[counter-party nationality if entity] [entity type, if applicable]

Signature: ____________________________________

Name: _______________________________________

Aggregate Purchase Price for Buyer’s Shares: $[overall price]

Aggregate Number of Shares: [overall shares purchased]

[Signature Page to Securities Purchase Agreement]

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Exhibit A

INVESTOR STATUS

Each person or entity subscribing for securities (the “Securities”) of Chilean Cobalt Corp. (the “Company”) must qualify as (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a person which is not a U.S. Person (as defined in Regulation S of the Securities Act).

Accredited Investor

In order to confirm that the person or entity qualifies as an accredited investor, each individual investor, or each investing entity’s authorized officer or other representative, must check one or more of the boxes below that applies to that person or entity and initial next to such checked box or boxes.

A.	☐ Initial ____ The person is a natural person who (either individually or jointly with spouse) has a net worth in excess of $1,000,000[1];

B.	☐ Initial ____ The person is a natural person who had an individual income (not joint with spouse) in excess of $200,000 in each of the two most recent years, or who had a joint income (with spouse) in excess of $300,000 in each of those years, and in either case who has a reasonable expectation of reaching the same income level in the current year;

C.	☐ Initial ____ The person or entity is a director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company;

D.	☐ Initial ____ The person is a natural person who is a “knowledgeable employee” (as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940), of the Company;

E.	☐ Initial ____ The person is a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65);

F.	☐ Initial ____The entity is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

G.	☐ Initial ____ The entity is an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940;

H.	☐ Initial ____ The entity is a Rural Business Investment Company (as defined in Section 384A of the Consolidated Farm and Rural Development Act);

I.	☐ Initial ____ The entity is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D (i.e., a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities);

___________________________

1For purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

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J.	☐ Initial ____ The entity is a corporation, Massachusetts or similar business trust, partnership, or limited liability company, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Securities, having total assets in excess of $5,000,000;

K.	☐ Initial ____ The entity is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and either (i) the investment decision is made by a “Plan Fiduciary” (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser, or (ii) the employee benefit plan has total assets in excess of $5,000,000;

L.	☐ Initial ____ The entity is a self-directed employee benefit plan within the meaning of ERISA (e.g., an IRA), with investment decisions made solely by persons who are “accredited investors” (as defined in Rule 501(a) of Regulation D);

M.	☐ Initial ____ The entity is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which plan has total assets in excess of $5,000,000;

N.	☐ Initial ____ The entity is one in which all of the equity owners are “accredited investors”;

O.	☐ Initial ____ The entity is a bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity;

P.	☐ Initial ____ The entity is an insurance company (as defined in Section 2(a)(13) of the Securities Act);

Q.	☐ Initial ____ The entity is an investment company registered under the Investment Company Act of 1940 or a business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940);

R.	☐ Initial ____ The entity is a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940);

S.	☐ Initial ____ The person is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

T.	☐ Initial ____ The entity is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

U.	☐ Initial ____ The entity of a type not listed in clauses (F) through (T) above, that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments (as defined in Rule 2a51-1(b) under the Investment Company Act of 1940);

V.	☐ Initial ____ A family office (as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940), that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Securities and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment; or

W.	☐ Initial ____ A family client (as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940), of a family office meeting the requirements of clause (P) above and whose prospective investment in the Securities is directed by that family office pursuant to clause (P)(iii) above.

By checking the applicable box or boxes above and initialing next to such checked box or boxes, the undersigned investor is certifying to the Company that the undersigned is an accredited investor for the reason stated above.

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U.S. Person

Are you a U.S. Person as defined under Regulation S of the Securities Act? Please see the definition of U.S. Person below.

☐ YES         ☐ NO

Definition of U.S. person:

1. “U.S. person” means:

(i) Any natural person resident in the United States;

(ii) Any partnership or corporation organized or incorporated under the laws of the United States;

(iii) Any estate of which any executor or administrator is a U.S. person;

(iv) Any trust of which any trustee is a U.S. person;

(v) Any agency or branch of a foreign entity located in the United States;

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

•	(A) Organized or incorporated under the laws of any foreign jurisdiction; and

•	(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in § 230.501(a)) who are not natural persons, estates or trusts.

2. The following are not “U.S. persons”:

(i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

•	(A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

•	(B) The estate is governed by foreign law;

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(iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

(iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(v) Any agency or branch of a U.S. person located outside the United States if:

•	(A) The agency or branch operates for valid business reasons; and

•	(B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

Investment Certifications

The undersigned investor herby certifies the following to the Company:

•	Such person or entity will receive the Securities for investment solely for such person’s or entity’s own account and not with a view to or for sale in connection with any distribution thereof in violation of any applicable law, including without limitation, any federal securities laws or state securities laws, or the agreement pursuant to which the Securities are being issued to such person or entity (the “Agreement”).

•	At the time such person or entity was offered the Securities, such person or entity had, and as of the date hereof, has, such knowledge and experience in financial and business matters that such person or entity is capable of evaluating the merits and risks of the acquisition of the Securities, and in each case has consulted with counsel and other advisors prior to entering into the Agreement.

•	Such person or entity has had an opportunity to ask questions and receive answers concerning the capitalization of the Company, the terms of the Agreement and the financial condition and operations of the Company and its subsidiaries.

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Stock Issuance Information

If Securities are being issued to you pursuant to the Agreement, please provide the below information:

Legal Name of Shareholder: _______________________

Address: __________________________

SSN/EIN (if any): ____________________

Email: _____________________________

Phone Number: ______________________

[Signatures appear on the next page]

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By signing below, the undersigned confirms that the undersigned understands this document and that all of the above information about the undersigned is true, correct and complete.

(Print Name)

(Signature)

Taxpayer Identification Number/Social Security Number:

Permanent Home/Business Address:

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Schedule 6.2

Subsidiaries

Name	Jurisdiction of Organization
Baltum Mineria SpA	Chile

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